SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549




                               Form 8-K

              Current Report Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported):  November 12, 2002



                  FROZEN FOOD EXPRESS INDUSTRIES, INC.
         (Exact name of registrant as specified in its charter)

Texas                            1-10006                    75-1301831
(State or other                 (Commission File Number)   (IRS Employer
jurisdiction of incorporation)                          Identification Number)

                       1145 Empire Central Place
                            Dallas, Texas                   75247-4309
                (Address of principal executive offices)    (Zip Code)

       Registrant's telephone number, including area code: (214) 630-8090





Item 9.	Regulation FD Disclosure.

On November 12, 2002, Stoney M. Stubbs, Jr., President and Chief Executive Officer of Frozen Food Express Industries, Inc. (the "Company"), and F. Dixon McElwee,Jr., Chief Financial Officer of the Company, each furnished to the Securities and Exchange Commission personal certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (the "Act"). The Act requires the Company's Form 10-Q for the quarter ended September 30, 2002 to be accompanied by written statements in the form prescribed by Section 906 of the Act. The certifications are attached hereto as Exhibits 99.1 and 99.2. The certifications are being provided solely in furtherance of compliance with
Section 906 of the Act.

                              EXHIBIT INDEX

Exhibit
   No. 					Document
-------                       --------

99.1 Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2 Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.









SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FROZEN FOOD EXPRESS INDUSTRIES, INC.


Date:     November 12, 2002       By:   /s/ F. Dixon McElwee, Jr.
                                        -------------------------
                         			F. Dixon McElwee, Jr.
								Senior Vice President
								Principal Financial and
								Accounting Officer